Exhibit 99.2
                         Investor Information

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Hexcel Corporation, 281 Tresser Boulevard, Stamford, CT 06901 (203) 969-0666
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                                                                October 22, 2007


              Reclassified 2006 Historical Statements of Operations


Hexcel Corporation has reclassified its historical statements of operations for the quarterly periods of 2006 and 2007. The reclassified statements reflect the first quarter 2007 sale of its Architectural business in France and third quarter 2007 sale of the assets of its U.S. Electronics, Ballistics & General Industrial reinforcement product lines ("EBGI") as discontinued operations. The attached supplemental schedule presents the reclassified results from Hexcel's continuing operations for the four quarters of 2006 and the first quarter of 2007, as well as the actual results for the second and third quarters of 2007.

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                                                    Hexcel Corporation
                                            Statement of Continuing Operations
                                                     Quarterly Summary
                                                      ($in millions)

===========================================================================================================================
                                                 Quarter-to-Date                                Year-to-Date
                               ---------------------------------------------------- ---------------------------------------
                                March 31,    June 30,   September 30,  December 31, June 30,  September 30,  December 31,
                                   2006         2006         2006          2006        2006        2006          2006
                               ---------------------------------------------------- ---------------------------------------

 Net sales                     $     260.3  $    274.0  $      252.3  $     262.9   $  534.3  $      786.6  $   1,049.5

 Cost of sales                       195.7       206.5         195.0        203.8      402.2         597.2        801.0
                               ---------------------------------------------------- ---------------------------------------

 Gross margin                         64.6        67.5          57.3         59.1      132.1         189.4        248.5
% Gross margin                        24.8%       24.6%         22.7%        22.5%      24.7%         24.1%        23.7%

 Selling, general and
  administrative (a)                  28.1        25.9          26.1         25.4       54.0          80.1        105.5
 Research and technology
  expenses                             7.5         7.4           6.8          8.0       14.9          21.7         29.7
 Business consolidation and
  restructuring expenses               0.9         0.3           0.5          8.2        1.2           1.7          9.9
                               ---------------------------------------------------- ---------------------------------------

 Operating income                     28.1        33.9          23.9         17.5       62.0          85.9        103.4
% Operating margin                    10.8%       12.4%          9.5%         6.7%      11.6%         10.9%         9.9%

 Interest expense, net                 6.7         6.1           5.7          5.1       12.8          18.5         23.6
 Non-operating (income)
  expense, net                           -           -             -        (15.6)         -             -        (15.6)
                               ---------------------------------------------------- ---------------------------------------

Income from continuing operations
before income taxes, equity in earnings
 and discontinued operations          21.4        27.8          18.2         28.0       49.2          67.4         95.4

 Provision for income taxes            8.5        10.9           4.0         11.3       19.4          23.4         34.7
                               ---------------------------------------------------- ---------------------------------------

Income from continuing operations before
equity in earnings and discontinued
 operations                           12.9        16.9          14.2         16.7       29.8          44.0         60.7

 Equity in earnings of
  investments in affiliated
  companies                            1.1         1.1           1.0          1.0        2.2           3.2          4.2
                               ---------------------------------------------------- ---------------------------------------

 Net income from continuing
  operations                          14.0        18.0          15.2         17.7       32.0          47.2         64.9

Income from discontinued
 operations, net of
  tax                                  0.5        (0.4)          0.5          0.4        0.1           0.6          1.0

 Net income                    $      14.5  $     17.6  $       15.7  $      18.1   $   32.1  $       47.8  $      65.9
                               ==================================================== =======================================

---------------------------------------------------------------------------------------------------------------------------

 Depreciation and amortization $       9.2  $      9.3  $        9.0  $      10.0   $   18.5  $       27.5  $      37.5
 Stock-based compensation              3.0         2.3           1.6          1.4        5.3           6.9          8.3
 Capital expenditures &
  deposits for property
  purchases                           24.1        26.2          31.5         36.1       50.3          81.8        117.9

--------------------------------------------------------------------------------------------------------------------------

Basic net income per common share:
 Continuing Operations         $      0.15  $     0.19  $       0.16  $      0.19   $   0.34  $       0.50  $      0.70
 Discontinued Operations              0.01           -          0.01            -          -          0.01         0.01
                               ---------------------------------------------------- ---------------------------------------
 Net income                    $      0.16  $     0.19  $       0.17  $      0.19   $   0.34  $       0.51  $      0.71

Diluted net income per common share:
 Continuing Operations         $      0.15  $     0.19  $       0.16  $      0.19   $   0.34  $       0.50  $      0.68
 Discontinued Operations                 -       (0.01)            -            -          -             -         0.01
                               ---------------------------------------------------- ---------------------------------------
 Net income                    $      0.15  $     0.18  $       0.16  $      0.19   $   0.34  $       0.50  $      0.69

Weighted average common shares outstanding:
 Basic                                92.9        93.4          93.7         93.7       93.2          93.3         93.4
 Diluted                              95.1        95.5          95.2         95.6       95.4          95.4         95.5

---------------------------------------------------------------------------------------------------------------------------

Notes:
(a) During the third quarter of 2007 the company reclassified environmental costs of $2.0 million, incurred during the third quarter of 2006 originally classified as cost of sales, to operating expense. The purpose of this reclassification is to conform the prior period amounts to the 2007 presentation.
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                                               Hexcel Corporation
                                       Statement of Continuing Operations
                                                Quarterly Summary
                                                 ($in millions)

=================================================================================================================
                                                                  Quarter-to-Date               Year-to-Date
                                                   --------------------------------------- ----------------------
                                                          March 31,  June 30,  September   June 30,    September
                                                             2007      2007     30, 2007      2007      30, 2007
                                                   --------------------------------------- ----------------------

 Net sales                                               $    282.6  $ 289.8  $     281.1  $   572.4  $    853.4

 Cost of sales                                                211.1    219.4        214.2      430.5       644.6
                                                   --------------------------------------- ----------------------

 Gross margin                                                  71.5     70.4         66.9      141.9       208.8
% Gross margin                                                 25.3%    24.3%        23.8%      24.8%       24.5%

 Selling, general and administrative (a)                       31.0     27.4         26.4       58.4        84.8
 Research and technology expenses                               9.5      8.5          7.7       18.0        25.7
 Business consolidation and restructuring expenses              1.1      0.5          2.6        1.6         4.1
                                                   --------------------------------------- ----------------------

 Operating income                                              29.9     34.0         30.2       63.9        94.2
% Operating margin                                             10.6%    11.7%        10.7%      11.2%       11.0%

 Interest expense, net                                          5.7      6.0          5.3       11.7        16.9
 Non-operating (income) expense, net                            0.4        -          0.5        0.4         1.0
                                                   --------------------------------------- ----------------------

Income from continuing operations
before income taxes, equity in earnings
 and discontinued operations                                   23.8     28.0         24.4       51.8        76.3

 Provision for income taxes                                    10.0     11.9          7.2       21.9        29.1
                                                   --------------------------------------- ----------------------

Income from continuing operations before
equity in earnings and discontinued
 operations                                                    13.8     16.1         17.2       29.9        47.2

 Equity in earnings of investments in affiliated
  companies                                                     1.0      1.4          0.9        2.4         3.2
                                                   --------------------------------------- ----------------------

 Net income from continuing operations                         14.8     17.5         18.1       32.3        50.4

Income from discontinued operations, net of
tax                                                             8.7     (8.7)        (0.8)         -        (0.9)

 Net income                                              $     23.5  $   8.8  $      17.3  $    32.3  $     49.5
                                                   ======================================= ======================

-----------------------------------------------------------------------------------------------------------------

 Depreciation and amortization                           $      9.7  $   9.9  $      10.2  $    19.6  $     29.8
 Stock-based compensation                                       4.8      1.9          1.4        6.7         8.1
 Capital expenditures & deposits for property
  purchases                                                    15.6     30.5         25.3       46.1        71.5

-----------------------------------------------------------------------------------------------------------------

Basic net income per common share:
 Continuing Operations                                   $     0.16  $  0.18  $      0.19  $    0.34  $     0.53
 Discontinued Operations                                       0.09    (0.09)       (0.01)         -       (0.01)
                                                   --------------------------------------- ----------------------
 Net income                                              $     0.25  $  0.09  $      0.18  $    0.34  $     0.52

Diluted net income per common share:
 Continuing Operations                                   $     0.15  $  0.18  $      0.19  $    0.33  $     0.52
 Discontinued Operations                                       0.09    (0.09)       (0.01)         -       (0.01)
                                                   --------------------------------------- ----------------------
 Net income                                              $     0.24  $  0.09  $      0.18  $    0.33  $     0.51

Weighted average common shares outstanding:
 Basic                                                         94.0     94.4         94.9       94.4        94.4
 Diluted                                                       96.1     96.3         96.7       96.3        96.2

-----------------------------------------------------------------------------------------------------------------

Notes:

(a) During the third quarter of 2007 the company reclassified environmental costs of $2.0 million, incurred during the third quarter of 2006 originally classified as cost of sales, to operating expense. The purpose of this reclassification is to conform the prior period amounts to the 2007 presentation.
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